Wachovia Securities Equity Conference
June 23-26, 2008

KITE REALTY GROUP

KRG NYSE Kite Realty Group Trust Second Quarter 2008

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These
forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as
“expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.  Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.
Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2007 Annual Report on
Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future even ts or otherwise.

KRG NYSE
Kite Realty Group Trust Second Quarter 2008

COMPANY OVERVIEW

Balance Sheet Management

Development

Complete Current Development Pipeline

72% pre-leased or committed

Commence construction of Visible Shadow Pipeline

Execute capital plan

Continue to Manage Debt Maturities

Internal Growth

Operational Efficiencies

Existing Vacancy

PRIMARY OBJECTIVES FOR THE COMPANY

Commercial, 5%
Unanchored, 11%
Community and Power Centers, 41%
Grocery Component, 43%

KRG NYSE

Kite Realty Group Trust Second Quarter 2008

Consumer Behavior

        Nationwide consumption levels will fluctuate, but a portion of the consumer’s behavior is derived from necessity.  Grocery-anchored centers and value-oriented retailers such as Target and Wal-Mart will continue to create shopping center traffic.

COMPANY OVERVIEW

Information as of March 31, 2008

(1)

Includes Projected Total GLA for properties in the Current Development/Redevelopment Pipeline.  Total GLA includes owned GLA, square   footage attributable to non-owned outlot structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

Property Type Allocation by Projected Total GLA1

Northeast, 1%
Northwest, 6%
South, 11%
Midwest, 38%
Southeast,
44%

Kite Realty Group Trust Second Quarter 2008

(1)

Total GLA includes owned GLA, square footage attributable to non-owned  outlot  structures on land that the Company owns and non-owned anchor space that currently exists or is under construction.

(2)

Includes Projected Total GLA for properties in the Current Development, Redevelopment, and Visible Shadow Pipelines.

Projected Total GLA Including Pipelines1,2

GEOGRAPHIC DIVERSIFICATION

COMPANY OVERVIEW

Information as of March 31, 2008

KRG LISTED NYSE
Kite Realty Group Trust Second Quarter 2008

(1)

As of June 11, 2008.

Information as of March 31, 2008 except as noted

COMPANY OVERVIEW

STRONG TENANT DIVERSITY

% of Portfolio

S&P

Annualized Base Rent

Credit Rating

1

Lowe's Home Improvement

3.4%

A+

Publix

2.4%

n/a

Petsmart

2.2%

BB

Marsh Supermarkets

2.2%

n/a

Circuit City

2.1%

n/a

Bed Bath & Beyond

1.8%

BBB

7

Office Depot

1.8%

BB+

8

Staples

1.6%

BBB+

9

Dick's Sporting Goods

1.6%

n/a

10

Ross Stores

1.6%

BBB

Total

20.7%

Top 10 Retail Tenants by Base Rent

KRG
NYSE
Kite Realty Group Trust
Second Quarter 2008

GROWTH STRATEGY

STRONG UPSIDE

Only 21% occupied

Growth source for late 2008 and early 2009

LOW RISK PROFILE

72% leased or committed

50% funded

Execute small shop leases and build out tenant spaces

EMBEDDED GROWTH:  CURRENT DEVELOPMENTS

Information as of March 31, 2008

GROWTH STRATEGY

A CASE STUDY:  RIVERS EDGE SHOPPING CENTER

Location:  Keystone-Castleton, the most heavily traveled retail corridor in Indianapolis

Competitive Advantage:  Off-market pricing, long-standing relationships

Capitalization:  Partially funded by non-core, net-lease asset sale

Leasing Upside:  20% vacant plus below market rents in place

Development Upside:  Maximize site with potential additional GLA

Asset Management Upside:  Improve access, visibility

Risk Mitigation:  Potential double digit returns through repositioning while in place rents provide smooth transition

SELECTIVE ACQUISITIONS

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Beyond

KRG NYSE
Kite Realty Group Trust Second Quarter 2008

GROWTH STRATEGY

Nearly 30 percent ($21 million) of annualized base rent expires from 2010 to 2012

From 2010 to 2012, over 560,000 square feet per year will expire (compared to 250,000 per year from 2008 to 2009)

SAME STORE GROWTH VIA LEASE EXPIRATIONS

Dollars in thousands

Annual Base Rent Expiring Per Year

Information as of March 31, 2008

KRG NYSE
Kite Realty Group Trust Second Quarter 2008

GROWTH STRATEGY

Existing Vacancy

Operating retail portfolio is 92.8 percent leased

348,000 square feet are available to be leased

Negotiating lease for 25,000 square foot junior anchor space vacated early 2008 –
equates to .5% increase in occupancy

Operational Efficiencies

Leveraging bargaining power with national providers

Maintain class-A properties while managing to the CAM caps

Controlling variable costs – insurance and real estate taxes

Ancillary Income

3rd Party Construction and Service Fee Revenue

Leveraging our in-house construction company to generate FFO

Utilize current infrastructure to attract 3rd party contracts

Merchant building as a source of capital

EMPHASIZING INTERNAL GROWTH

Information as of March 31, 2008

KRG NYSE
Kite Realty Group Trust Second Quarter 2008

PEER GROUP COMPARISON

(1)

Source:  FirstCall mean estimate as of June 11, 2008.

Assuming a peer group average multiple of 12.8x, our stock is trading at a 26%
discount

Share Price

Consensus

Company

6/11/2008

Estimate

1

Multiple

Federal Realty

$77.00

$3.91

19.7x

Acadia Realty Trust

$24.16

$1.32

18.3x

Equity One, Inc

$22.12

$1.43

15.5x

Regency Centers Corp

$62.89

$4.59

13.7x

Kimco Realty Corporation

$36.52

$2.78

13.1x

Weingarten Realty

$32.61

$3.18

10.3x

Inland Real Estate Corp

$14.58

$1.46

10.0x

Developers Diversified

$38.04

$3.94

9.7x

Cedar Shopping Centers

$11.91

$1.24

9.6x

Ramco Gershenson

$21.47

$2.48

8.7x

Average

12.8x

Kite Realty Group

$13.13

$1.29

10.2x

Priced with Average Multiple

$16.57

12.8x

Current Discount

-26.2%

PEER GROUP COMPARISON

Our dividend yield remains attractive

(1)

Source:  Company filings.

Share

Current

Price

Annual

Company

6/11/2008

Dividend

1

Yield

Ramco Gershenson

$21.47

$1.85

8.6%

Cedar Shopping Centers

$11.91

$0.90

7.6%

Developers Diversified

$38.04

$2.76

7.3%

Inland Real Estate Corp

$14.58

$0.98

6.7%

Weingarten Realty

$32.61

$2.10

6.4%

Kite Realty Group

$13.13

$0.82

6.2%

Equity One, Inc

$22.12

$1.20

5.4%

Regency Centers Corp

$62.89

$2.90

4.6%

Kimco Realty Corporation

$36.52

$1.60

4.4%

Acadia Realty Trust

$24.16

$0.84

3.5%

Federal Realty

$77.00

$2.44

3.2%

DEVELOPMENT & REDEVELOPMENT PIPELINE

Staples

$3,500

55.3%

72,271

Naples, FL

   Shops at Eagle Creek

Pending

$5,000

79.0%

110,896

Indianapolis, IN

Rivers Edge Shopping Ctr.

Medical Practice Groups

$8,500

100.0%

41,000

Indianapolis, IN

Spring Mill Medical II

88.0%

71.5%

79.0%

52.3%

100.0%

33.4%

75.1%

87.3%

% Leased/
Committed3

$23,500

868,167

Sub-Total

Redevelopments

Target (non-owned), Lowe’s (non-owned),
Macy’s, Staples

$15,000

685,000

Indianapolis, IN

Glendale Town Center

$184,600

1,283,860

Sub-Total

Whole Foods, Staples

$47,000

163,600

Ft. Lauderdale, FL

Cobblestone Plaza2

Seattle, WA

South Bend, IN

Indianapolis, IN

Crown Point, IN

Tampa, FL

MSA

Project

Projected

Total GLA1

Total Est.

Cost (000s)

Anchor Tenants

Bayport Commons2

286,000

$27,300

Target (non-owned), Michael’s,

Best Buy, PetSmart

Beacon Hill Phase Il2

19,160

$5,000

Strack & VanTil's (non-owned), Walgreens
(non-owned)

54th & College

20,100

$2,500

Fresh Market

Eddy Street Commons I4

465,000

$70,000

Follette Books, retail, office, apartments

Gateway Shopping Ctr2

289,000

$24,300

Ross Stores, PetSmart, Kohl’s (non-
owned), Winco (non-owned)

Total Current Development and Redevelopment

2,152,027

$208,100

(1)

Includes owned GLA, plus square footage attributable to non-owned outlot structures and non-owned outlot anchor space.

(2)

Held in a joint venture entity.

(3)

Percent Committed includes leases under negotiation for which the company has signed non-binding letter of intent.

(4)

The Company is the master developer for this project, and its share of Phase I estimated project costs is approximately $35 million.

Information as of March 31, 2008

KRG NYSE
Kite Realty Group Trust Second Quarter 2008

VISIBLE SHADOW PIPELINE

Power Center

$26,200

308,000

Chicago, IL

100%

South Elgin Commons

$321,800

2,627,000

Total Visible Shadow Pipeline

Power Center

$25,600

345,000

Raleigh, NC

100%

Broadstone Station (Apex)

$36,000

$100,000

$134,000

Est. Total

Cost1 (000s)

100%

50%

40%

KRG %

Owned

Maple Valley

Delray Marketplace3

Parkside Town Commons2

Project

Mixed Use Center

1,500,000

Raleigh, NC

Grocery, Theater

Jr. Boxes, Shops,

Restaurants

318,000

Delray Beach, FL

Grocery, Hardware,

Shops, Restaurants

156,000

Seattle, WA

Potential Tenancy

Est. Total

GLA1

MSA

(1)

Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.

(2)

Acquired in a joint venture with Prudential Real Estate Investors. KRG’s ownership interest will change to 20% upon commencement of construction.

(3)

Held in a joint venture entity.

Information as of March 31, 2008

KRG NYSE
Kite Realty Group Trust Second Quarter 2008

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

$200 million mixed-use development next to the University of Notre Dame in South Bend,
IN will be completed in phases

$70 million Phase I, which will include retail, office and multifamily, was only recently added to the Current Development Pipeline

Three goals were set and accomplished before significant capital would be spent:

One, the land was fully entitled with a planned unit development designation

Two, Tax Increment Financing (TIF) and other municipal incentives totaling $35M were funded

Three, final deal structure with the University of Notre Dame was completed and Kite acquired and ground leases separate parcels

Joint venture arrangements for multi-family and hotel components will be utilized to mitigate risk and maximize expertise

Additional land for residential units can be acquired from the university at our discretion and will be based solely on residential market demand

Information as of March 31, 2008

EDISON/ANGELA BOULEVARD
APARTMENTS OVER RETAIL
CONDOMINIUMS OVER FULL SERVICE HOTEL
LIMITED SERVICE HOTEL
CITY HOMES
OFFICE OVER RETAIL
DUEY STREET
PARKING GARAGE
CITY HOMES
EDDY STREET
APARTMENTS OVER RETAIL
CONDOMINIUMS
FLATS
NAPOLEON STREET
COURTYARD TOWN HOMES

Kite Realty Group Trust Second Quarter 2008

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

Phase I – Retail, Office, Multi-family, Parking Garage

KITE REALTY GROUP

KRG NYSE

Kite Realty Group Trust Second Quarter 2008

DEVELOPMENT PIPELINE

VALUE CREATION EMBEDDED IN CURRENT DEVELOPMENT PIPELINE

(1)

Adjusted to account for the Company’s share of projects held in joint ventures.

(2)

Reflects Parkside Town Commons being developed within the Prudential joint venture with the Company owning 20 percent upon commencement of construction.

(3)

Based on 37,414,689 common shares and operating partnership units outstanding as of March 31, 2008.

$2.46

Per Outstanding Share/Unit 3

$92M

Estimated Value Creation

$(296M)

Less Cost

$388M

Value at 6.5% Cap Rate

$25.2M

Projected NOI

8.5%

Projected Yield

$296M

Total Pipeline Cost - KRG Share

$165M

Visible Shadow Pipeline 1,2

$131M

Current Development Pipeline 1

KRG NYSE

Kite Realty Group Trust Second Quarter 2008

STRONG DEMOGRAPHICS

DEVELOPMENT NOT DEPENDENT ON GROWTH

$466M

$186M

Expenditure Potential

$77,007

$77,012

Average HH Income

1.8%

1.8%

Projected Annual Growth

136,673

54,416

2012 Est. Population

124,977

49,691

2007 Est. Population

Source:  Applied Geographic Solutions

5 Mile

3 Mile

Operating Portfolio

Radius

5 Mile

3 Mile

Development Pipeline

Radius

$488M

$190M

Expenditure Potential

$84,716

$87,910

Average HH Income

2.3%

2.8%

Projected Annual Growth

133,272

51,023

2012 Est. Population

118,951

44,549

2007 Est. Population

KRG
NYSE
Kite Realty Group Trust Second Quarter 2008

MANAGING DEBT MATURITIES

AGGRESSIVE REFINANCING, SOLID EXECUTION

AS OF SEPTEMBER 30, 2007

2008 Maturities: $118 million

$109.4 million construction/land loans

$8.6 million other variable and mini-perm loans

Current conditions and long-standing relationships have allowed us to refinance and interest rate hedge many of the recent extensions with pricing preferable to the current permanent loan market

Maintained flexibility in a difficult credit environment

AS OF MARCH 31, 2008

2008 Maturities: $21 million

$18.5 million construction loans

2 loans with late 2008 maturities

$2.5 million other variable and mini-perm
loans

KRG NYSE

Kite Realty Group Trust Second Quarter 2008

COMMITTED MANAGEMENT

Senior management owns approximately 23 percent of the
Company and has acquired over 400,000 shares and 800,000
units since the IPO at a cost of approximately $21M

0.2%

8 years

EVP & CFO

Dan Sink

23.2%

8.2%

16 years

President & CEO

John Kite

4.1%

12 years

Sr. EVP & COO

Tom McGowan

10.7%

47 years

Executive Chairman

Al Kite

Ownership 1

Tenure with

Company

(1)

As of March 31, 2008, and includes units of Operating Partnership.

KRG NYSE

Kite Realty Group Trust Second Quarter 2008

OPERATING METRICS

For the Three Months Ended March 31, 2008

2.7x

2.7x

Fixed Charge Coverage2

6.3%

6.0%

G&A / Revenue from Rental
Properties

94.5%

93.2%

Portfolio % Leased

67%

66%

FFO Payout %

70.0%

73.9%

NOI / Revenue

Selected

Peer Group

Average1

KRG

(1)

     Peer Group consists of KIM, DDR, AKR, REG and RPT.

(2)

     Defined as EBITDA divided by Interest Expense plus Preferred Dividends.

KRG NYSE Kite Realty Group Trust Second Quarter 2008

A SOLID FOUNDATION

Healthy pay-out ratio

Strong fixed charge coverage

Capital available for development
pipeline

‘A’ locations

High occupancy

Below market rents

IN CONCLUSION

A CLEAR STRATEGY

2008 – 2012 Growth initiatives

Shadow pipeline

Internal growth

Financial strength

Good real estate wins

CORPORATE PROFILE

       Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged primarily in the ownership, operation, management, leasing, acquisition, construction, expansion, and development of high quality neighborhood and community shopping centers in selected growth markets in the
United States. The Company owns interests in a portfolio of operating retail properties, retail properties under development, operating commercial properties, a related parking garage, commercial property under development and parcels of land that may be used for future development of retail or commercial properties.

       Our strategy is to maximize the cash flow of its operating properties, successfully complete the construction and lease-up of the development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.
A significant volume of growth opportunity is sourced through the extensive network of tenant, corporate and institutional relationships that have been established over the last four decades. Current investments are focused in the development and acquisition of high quality, well located shopping centers.